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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                           August 10, 2000
         Date of Report (Date of earliest event reported)

                      PENNS WOODS BANCORP, INC.
     (Exact name of registrant as specified in its charter)

      Pennsylvania                 000-17077         23-2226454
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)       Ident. No.)

   115 South Main Street, Jersey Shore, PA              17740
   (Address of principal executive offices)           (Zip Code)

                         (570) 398-2213
         Registrant's telephone number, including area code

     ___________________________N/A____________________________
  (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On August 10, 2000, the Registrant issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibit is filed herewith:

     99.1  Press Release, dated August 10, 2000, of Penns Woods
           Bancorp, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PENNS WOODS BANCORP, INC.

Dated:  August 14, 2000

                               By: /s/ Ronald A. Walko   __
                                     Ronald A. Walko
                                     Executive Vice President
                                     and Chief Executive Officer



                           EXHIBIT INDEX

Exhibit Number

     99.1        Press Release, dated August 10, 2000, of Penns
                 Woods Bancorp, Inc.